UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 15, 2011

HORIZON LINES, INC.
(Exact name of registrant as specified in its Charter)

Delaware	001-32627	74-3123672

(State or Other Jurisdiction of Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
4064 Colony Road, Suite 200
Charlotte, North Carolina 28211
(Address of Principal Executive Offices, including Zip Code)
(704) 973-7000
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events
On February 15, 2011, Horizon Lines, Inc., Horizon Lines, LLC, Horizon Logistics Holdings, LLC, Horizon Logistics, LLC, Horizon Lines of Puerto Rico, Inc., and Horizon Lines of Alaska, LLC (collectively, “Horizon”) and Wal-Mart Stores, Inc., Wal-Mart Puerto Rico, Inc., Wal-Mart Transportation, LLC, and Walmart (collectively, “Walmart”) entered into a release whereby Walmart released Horizon from alleged antitrust claims asserted by Walmart against Horizon regarding Horizon’s operations in the Puerto Rico trade lane. Horizon will continue to provide ocean transportation services to Walmart.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORIZON LINES, INC. (Registrant)
Date: February 16, 2011	By:	/s/ Michael T. Avara
Michael T. Avara
Senior Vice President and Chief Financial Officer